Second Quarter 2020
Financial Supplement

Use of non-GAAP Financial Measures

This Supplemental Financial Information contains certain financial measures that are not measures recognized under U.S. generally accepted accounting principles (“GAAP”) and therefore are considered non-GAAP financial measures. These non-GAAP financial measures include, without limitation, adjusted net income, adjusted diluted earnings per share, adjusted pre-tax pre-provision net income, adjusted pre-tax pre-provision diluted earnings per share, core noninterest expense and core noninterest income, core efficiency ratio (tax equivalent basis), Banking segment core efficiency ratio (tax equivalent basis), Mortgage segment core efficiency ratio (tax equivalent basis), adjusted pre-tax pre-provision mortgage contribution, adjusted return on average assets and equity, adjusted pre-tax pre-provision return on average assets and equity, pro forma return on average assets and equity, adjusted pro forma return on average assets and equity, core total revenue, adjusted allowance for credit losses, adjusted loans held for investment, and adjusted allowance for credit losses as a percentage of loans held for investment, which excludes the impact of PPP loans. Each of these non-GAAP metrics excludes certain income and expense items that the Company’s management considers to be non-core/adjusted in nature. The Company refers to these non-GAAP measures as adjusted measures. The corresponding Earnings Release and Earnings Release Presentation also present tangible assets, tangible common equity, tangible book value per common share, tangible common equity to tangible assets, return on tangible common equity, return on average tangible common equity, pro forma return on average tangible common equity, adjusted return on average tangible common equity, pro forma adjusted return on average tangible common equity, and adjusted pre-tax pre-provision return on average tangible common equity. Each of these non-GAAP metrics excludes the impact of goodwill and other intangibles.
The Company’s management uses these non-GAAP financial measures in their analysis of the Company’s performance, financial condition and the efficiency of its operations as management believes such measures facilitate period-to-period comparisons and provide meaningful indications of its operating performance as they eliminate both gains and charges that management views as non-recurring or not indicative of operating performance. Management believes that these non-GAAP financial measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods as well as demonstrating the effects of significant non-core gains and charges in the current and prior periods. The Company’s management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company’s underlying operating performance and in the analysis of ongoing operating trends. In addition, because intangible assets such as goodwill and other intangibles, and the other items excluded each vary extensively from company to company, the Company believes that the presentation of this information allows investors to more easily compare the Company’s results to the results of other companies. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from that of other companies reporting measures with similar names. You should understand how such other banking organizations calculate their financial measures similar or with names similar to the non-GAAP financial measures the Company has discussed herein when comparing such non-GAAP financial measures.  The Company includes tables under the Non-GAAP reconciliation section of this document to provide a reconciliation of these measures to the most directly comparable GAAP financial measures.

Financial Summary and Key Metrics
(Unaudited)
(In Thousands, Except Share Data and %)
	2020		2019
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Statement of Income Data
Total interest income	$65,607	$69,674	$71,643	$73,242	$71,719
Total interest expense	10,270	13,425	13,951	14,937	14,696
Net interest income	55,337	56,249	57,692	58,305	57,023
Total noninterest income	81,491	42,700	35,234	38,145	32,979
Total noninterest expense	80,579	68,559	62,686	62,935	64,119
Earnings before income taxes and provisions for credit losses	56,249	30,390	30,240	33,515	25,883
Provisions for credit losses	25,921	29,565	2,950	1,831	881
Income tax expense	7,455	80	5,718	7,718	6,314
Net income	$22,873	$745	$21,572	$23,966	$18,688
Net interest income (tax-equivalent basis)	$55,977	$56,784	$58,212	$58,769	$57,488
Adjusted net income*	$24,086	$5,296	$22,079	$24,267	$22,098
Adjusted pre-tax, pre-provision earnings*	$57,835	$33,440	$30,926	$33,922	$30,495
Per Common Share
Diluted net income	$0.70	$0.02	$0.68	$0.76	$0.59
Adjusted diluted net income*	0.74	0.17	0.70	0.77	0.70
Book value	25.08	24.40	24.56	24.08	23.29
Tangible book value*	19.07	18.35	18.55	18.03	17.18
Weighted average number of shares outstanding - fully diluted	32,506,417	31,734,112	31,470,565	31,425,573	31,378,018
Period-end number of shares	32,101,108	32,067,356	31,034,315	30,927,664	30,865,636
Selected Balance Sheet Data
Cash and cash equivalents	$717,592	$425,094	$232,681	$242,997	$164,336
Loans held for investment (HFI)	4,827,023	4,568,038	4,409,642	4,345,344	4,289,516
Allowance for credit losses (a)	(113,129)	(89,141)	(31,139)	(31,464)	(30,138)
Loans held for sale	435,479	325,304	262,518	305,493	294,699
Investment securities, at fair value	751,767	767,575	691,676	671,781	678,457
Other real estate owned, net	15,091	17,072	18,939	16,076	15,521
Total assets	7,255,536	6,655,687	6,124,921	6,088,895	5,940,402
Customer deposits	5,937,373	5,356,569	4,914,587	4,896,327	4,812,962
Brokered and internet time deposits	15,428	20,363	20,351	25,436	29,864
Total deposits	5,952,801	5,376,932	4,934,938	4,921,763	4,842,826
Borrowings	328,662	327,822	304,675	307,129	257,299
Total shareholders' equity	805,216	782,330	762,329	744,835	718,759
Selected Ratios
Return on average:
Assets	1.30%	0.05%	1.39%	1.59%	1.30%
Shareholders' equity	11.6%	0.39%	11.2%	13.0%	10.6%
Tangible common equity*	15.3%	0.52%	14.9%	17.5%	14.4%
Average shareholders' equity to average assets	11.2%	12.0%	12.4%	12.2%	12.3%
Net interest margin (NIM) (tax-equivalent basis)	3.50%	3.92%	4.12%	4.28%	4.39%
Efficiency ratio (GAAP)	58.9%	69.3%	67.5%	65.3%	71.2%
Core efficiency ratio (tax-equivalent basis)*	57.5%	65.7%	66.5%	64.5%	65.9%
Loans HFI to deposit ratio	81.1%	85.0%	89.4%	88.3%	88.6%
Total loans to deposit ratio	88.4%	91.0%	94.7%	94.5%	94.7%
Yield on interest-earning assets	4.14%	4.84%	5.11%	5.37%	5.52%
Cost of interest-bearing liabilities	0.94%	1.27%	1.38%	1.50%	1.54%
Cost of total deposits	0.65%	0.94%	1.02%	1.11%	1.14%
Credit Quality Ratios
Allowance for credit losses as a percentage of loans HFI (a)	2.34%	1.95%	0.71%	0.72%	0.70%
Adjusted allowance for credit losses as a percentage of loans HFI *(a)	2.51%	1.95%	0.71%	0.72%	0.70%
Net charge-offs as a percentage of average loans HFI	0.00%	0.19%	0.30%	0.05%	0.05%
Nonperforming loans HFI as a percentage of total loans HFI	0.72%	0.68%	0.60%	0.47%	0.43%
Nonperforming assets as a percentage of total assets	0.71%	0.74%	0.77%	0.62%	0.59%
Preliminary capital ratios (Consolidated)
Shareholders' equity to assets	11.1%	11.8%	12.4%	12.2%	12.1%
Tangible common equity to tangible assets*	8.67%	9.11%	9.69%	9.45%	9.22%
Tier 1 capital (to average assets)	9.7%	10.3%	10.1%	10.1%	10.0%
Tier 1 capital (to risk-weighted assets)	11.9%	11.6%	11.6%	11.3%	11.0%
Total capital (to risk-weighted assets)	13.2%	12.5%	12.2%	12.0%	11.6%
Common equity Tier 1 (to risk-weighted assets) (CET1)	11.4%	11.0%	11.1%	10.8%	10.4%
(a) Excludes reserve for credit losses on unfunded commitments of $6.5 million and $4.6 million recorded in accrued expenses and other liabilities at June 30, 2020 and March 31, 2020, respectively.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	4

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)
						Q2 2020	Q2 2020
						vs.	vs.
	2020		2019			Q1 2020	Q2 2019
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
Interest income:
Interest and fees on loans	$61,092	$63,754	$66,095	$67,639	$66,276	(4.18)%	(7.82)%
Interest on securities
Taxable	2,619	3,056	2,969	3,137	3,548	(14.3)%	(26.2)%
Tax-exempt	1,590	1,433	1,327	1,174	1,160	11.0%	37.1%
Other	306	1,431	1,252	1,292	735	(78.6)%	(58.4)%
Total interest income	65,607	69,674	71,643	73,242	71,719	(5.84)%	(8.52)%
Interest expense:
Deposits	9,309	12,168	12,703	13,522	13,488	(23.5)%	(31.0)%
Borrowings	961	1,257	1,248	1,415	1,208	(23.5)%	(20.4)%
Total interest expense	10,270	13,425	13,951	14,937	14,696	(23.5)%	(30.1)%
Net interest income	55,337	56,249	57,692	58,305	57,023	(1.62)%	(2.96)%
Provision for credit losses	24,039	27,964	2,950	1,831	881	(14.0)%	2,628.6%
Provision for credit losses on unfunded commitments	1,882	1,601	—	—	—	17.6%	100.0%
Net interest income after provisions for credit losses	29,416	26,684	54,742	56,474	56,142	10.2%	(47.6)%
Noninterest income:
Mortgage banking income	72,168	32,745	26,176	29,193	24,526	120.4%	194.3%
Service charges on deposit accounts	1,858	2,563	2,657	2,416	2,327	(27.5)%	(20.2)%
ATM and interchange fees	3,606	3,134	3,315	3,188	3,002	15.1%	20.1%
Investment services and trust income	1,368	1,697	1,326	1,336	1,287	(19.4)%	6.29%
(Loss) gain from securities, net	(28)	63	(18)	(20)	52	(144.4)%	(153.8)%
Gain (loss) on sales or write-downs of other real estate owned	86	51	433	(126)	277	68.6%	(69.0)%
(Loss) gain from other assets	(54)	(328)	(156)	44	(183)	(83.5)%	(70.5)%
Other income	2,487	2,775	1,501	2,114	1,691	(10.4)%	47.1%
Total noninterest income	81,491	42,700	35,234	38,145	32,979	90.8%	147.1%
Total revenue	136,828	98,949	92,926	96,450	90,002	38.3%	52.0%
Noninterest expenses:
Salaries, commissions and employee benefits	55,258	43,622	39,589	40,880	37,918	26.7%	45.7%
Occupancy and equipment expense	4,096	4,178	3,534	4,058	4,319	(1.96)%	(5.16)%
Legal and professional fees	1,952	1,558	2,074	1,993	1,694	25.3%	15.2%
Data processing	2,782	2,453	2,746	2,816	2,643	13.4%	5.26%
Merger costs	1,586	3,050	686	295	3,783	(48.0)%	(58.1)%
Amortization of core deposits and other intangibles	1,205	1,204	1,159	1,197	1,254	0.08%	(3.91)%
Advertising	2,591	2,389	2,072	1,895	2,434	8.46%	6.45%
Mortgage restructuring expense	—	—	—	112	829	—%	(100.0)%
Other expense	11,109	10,105	10,826	9,689	9,245	9.9%	20.2%
Total noninterest expense	80,579	68,559	62,686	62,935	64,119	17.5%	25.7%
Income before income taxes	30,328	825	27,290	31,684	25,002	3576.1%	21.3%
Income tax expense	7,455	80	5,718	7,718	6,314	9218.8%	18.1%
Net income	$22,873	$745	$21,572	$23,966	$18,688	2970.2%	22.4%
Earnings available to common shareholders	$22,873	$745	$21,458	$23,838	$18,588
Weighted average common shares outstanding:
Basic	32,094,274	31,257,739	30,934,092	30,899,583	30,859,596	2.68%	4.00%
Fully diluted	32,506,417	31,734,112	31,470,565	31,425,573	31,378,018	2.43%	3.60%
Earnings per common share:
Basic	$0.71	$0.02	$0.69	$0.77	$0.60	3450.0%	17.9%
Fully diluted	0.70	0.02	0.68	0.76	0.59	3400.0%	18.2%
Fully diluted - adjusted*	0.74	0.17	0.70	0.77	0.70	343.9%	5.50%
*These measures are considered non-GAAP financial measures. See “GAAP Reconciliation and Use of non-GAAP Financial Measures” and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	5

Consolidated Statements of Income
(Unaudited)
(In Thousands, Except Share Data and %)

			YTD 2020
	For the Six Months Ended		vs.
	June 30,		YTD 2019
	2020	2019	Percent variance
Interest income:
Interest and fees on loans	$124,846	$126,724	(1.48)%
Interest on securities
Taxable	5,675	7,117	(20.3)%
Tax-exempt	3,023	2,304	31.2%
Other	1,737	1,507	15.3%
Total interest income	135,281	137,652	(1.72)%
Interest expense:
Deposits	21,477	25,343	(15.3)%
Borrowings	2,218	2,270	(2.29)%
Total interest expense	23,695	27,613	(14.2)%
Net interest income	111,586	110,039	1.41%
Provision for credit losses	52,003	2,272	2188.9%
Provision for credit losses on unfunded commitments	3,483	—	(100.0)%
Net interest income after provision for credit losses	56,100	107,767	(47.9)%
Noninterest income:
Mortgage banking income	104,913	45,547	130.3%
Service charges on deposit accounts	4,421	4,406	0.34%
ATM and interchange fees	6,740	5,658	19.1%
Investment services and trust income	3,065	2,582	18.7%
Gain (loss) from securities, net	35	95	(63.2)%
Gain (loss) on sales or write-downs of other real estate owned	137	238	(42.4)%
(Loss) gain on other assets	(382)	8	(4875.0)%
Other income	5,262	3,484	51.0%
Total noninterest income	124,191	62,018	100.2%
Total revenue	235,777	172,057	37.0%
Noninterest expenses:
Salaries, commissions and employee benefits	98,880	71,615	38.1%
Occupancy and equipment expense	8,274	8,049	2.80%
Legal and professional fees	3,510	3,419	2.66%
Data processing	5,235	5,027	4.14%
Merger costs	4,636	4,404	5.27%
Amortization of core deposit and other intangibles	2,408	1,983	21.4%
Advertising	4,980	5,171	(3.69)%
Mortgage restructuring expense	—	1,883	(100.0)%
Other expense	21,215	17,669	20.07%
Total noninterest expense	149,138	119,220	25.1%
Income before income taxes	31,153	50,565	(38.4)%
Income tax expense	7,535	12,289	(38.7)%
Net income	$23,618	$38,276	(38.3)%
Earnings available to common shareholders	$23,618	$38,071
Weighted average common shares outstanding:
Basic	31,676,004	30,823,341	2.77%
Fully diluted	32,109,194	31,348,966	2.43%
Earnings per common share:
Basic	$0.75	$1.24	(39.5)%
Fully diluted	0.74	1.21	(39.1)%

FB Financial Corporation	6

Consolidated Balance Sheets
(Unaudited)
(In Thousands, Except %)

						Annualized
						Q2 2020	Q2 2020
						vs.	vs.
	2020		2019			Q1 2020	Q2 2019
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter	Percent variance	Percent variance
ASSETS
Cash and due from banks	$33,710	$26,841	$48,806	$31,594	$64,458	102.9%	(47.7)%
Federal funds sold	34,638	59,199	131,119	50,532	9,781	(166.9)%	254.1%
Interest-bearing deposits in financial institutions	649,244	339,054	52,756	160,871	90,097	368.0%	620.6%
Cash and cash equivalents	717,592	425,094	232,681	242,997	164,336	276.7%	336.7%
Investments:
Available-for-sale debt securities, at fair value	747,438	764,217	688,381	668,531	675,215	(8.83)%	10.7%
Equity securities, at fair value	4,329	3,358	3,295	3,250	3,242	116.3%	33.5%
Federal Home Loan Bank stock, at cost	17,621	16,445	15,976	15,976	15,976	28.8%	10.3%
Loans held for sale, at fair value	435,479	325,304	262,518	305,493	294,699	136.2%	47.8%
Loans held for investment	4,827,023	4,568,038	4,409,642	4,345,344	4,289,516	22.8%	12.5%
Less: allowance for credit losses	113,129	89,141	31,139	31,464	30,138	108.2%	275.4%
Net loans	4,713,894	4,478,897	4,378,503	4,313,880	4,259,378	21.1%	10.7%
Premises and equipment, net	100,638	100,406	90,131	91,815	92,407	0.93%	8.91%
Other real estate owned, net	15,091	17,072	18,939	16,076	15,521	(46.7)%	(2.8)%
Operating lease right-of-use assets	30,447	31,628	32,539	34,812	35,872	(15.0)%	(15.1)%
Interest receivable	26,587	19,644	17,083	17,729	17,952	142.2%	48.1%
Mortgage servicing rights, at fair value	60,508	62,581	75,521	66,156	66,380	(13.3)%	(8.85)%
Goodwill	175,441	174,859	169,051	168,486	168,486	1.34%	4.13%
Core deposit and other intangibles, net	17,671	18,876	17,589	18,748	19,945	(25.7)%	(11.4)%
Other assets	192,800	217,306	122,714	124,946	110,993	(45.4)%	73.7%
Total assets	$7,255,536	$6,655,687	$6,124,921	$6,088,895	$5,940,402	36.2%	22.1%
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities:
Deposits
Noninterest-bearing	$1,775,323	$1,335,799	$1,208,175	$1,214,373	$1,111,921	132.3%	59.7%
Interest-bearing checking	1,236,094	1,139,462	1,014,875	1,029,430	984,847	34.1%	25.5%
Money market and savings	1,749,889	1,667,374	1,520,035	1,481,697	1,468,867	19.9%	19.1%
Customer time deposits	1,176,067	1,213,934	1,171,502	1,170,827	1,247,327	(12.5)%	(5.71)%
Brokered and internet time deposits	15,428	20,363	20,351	25,436	29,864	(97.5)%	(48.3)%
Total deposits	5,952,801	5,376,932	4,934,938	4,921,763	4,842,826	43.1%	22.9%
Borrowings	328,662	327,822	304,675	307,129	257,299	1.03%	27.7%
Operating lease liabilities	33,803	34,572	35,525	37,760	38,722	(8.95)%	(12.7)%
Accrued expenses and other liabilities	135,054	134,031	87,454	77,408	82,796	3.07%	63.1%
Total liabilities	6,450,320	5,873,357	5,362,592	5,344,060	5,221,643	39.5%	23.5%
Shareholders' equity:
Common stock, $1 par value	32,101	32,067	31,034	30,928	30,866	0.43%	4.00%
Additional paid-in capital	462,930	460,938	425,633	426,816	425,644	1.74%	8.76%
Retained earnings	286,296	266,385	293,524	274,491	253,080	30.1%	13.1%
Accumulated other comprehensive income, net	23,889	22,940	12,138	12,600	9,169	16.6%	160.5%
Total shareholders' equity	805,216	782,330	762,329	744,835	718,759	11.8%	12.0%
Total liabilities and shareholders' equity	$7,255,536	$6,655,687	$6,124,921	$6,088,895	$5,940,402	36.2%	22.1%

FB Financial Corporation	7

Average Balance, Average Yield Earned and Average Rate Paid
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended
	June 30, 2020			March 31, 2020
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$4,775,229	$58,201	4.90%	$4,495,069	$61,817	5.53%
Loans held for sale(b)	358,108	2,947	3.31%	214,150	1,990	3.74%
Securities:(b)
Taxable	494,987	2,619	2.13%	512,774	3,056	2.40%
Tax-exempt(a)	236,161	2,174	3.70%	197,961	1,915	3.89%
Total securities(a)	731,148	4,793	2.64%	710,735	4,971	2.81%
Federal funds sold	50,402	10	0.08%	107,489	245	0.92%
Interest-bearing deposits with other financial institutions	509,283	194	0.15%	287,499	1,082	1.51%
FHLB stock	16,871	102	2.43%	16,226	104	2.58%
Total interest-earning assets(a)	6,441,041	66,247	4.14%	5,831,168	70,209	4.84%
Noninterest-earning assets:
Cash and due from banks	58,304			64,438
Allowance for credit losses	(91,196)			(63,034)
Other assets	666,463			576,845
Total noninterest-earning assets	633,571			578,249
Total assets	$7,074,612			$6,409,417
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$1,161,593	$1,717	0.59%	$1,085,849	$2,179	0.81%
Money market	1,422,344	2,179	0.62%	1,383,229	3,971	1.15%
Savings deposits	254,357	41	0.06%	233,807	79	0.14%
Customer time deposits	1,197,960	5,292	1.78%	1,205,385	5,843	1.95%
Brokered and internet time deposits	16,844	80	1.91%	20,355	96	1.90%
Time deposits	1,214,804	5,372	1.78%	1,225,740	5,939	1.95%
Total interest-bearing deposits	4,053,098	9,309	0.92%	3,928,625	12,168	1.25%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	32,451	50	0.62%	26,961	57	0.85%
Federal Home Loan Bank advances	250,000	405	0.65%	250,000	714	1.15%
Subordinated debt	30,930	399	5.19%	30,930	421	5.47%
Other borrowings	15,000	107	2.87%	7,747	65	3.37%
Total other interest-bearing liabilities	328,381	961	1.18%	315,638	1,257	1.60%
Total interest-bearing liabilities	4,381,479	10,270	0.94%	4,244,263	13,425	1.27%
Noninterest-bearing liabilities:
Demand deposits	1,728,343			1,284,331
Other liabilities	169,085			111,894
Total noninterest-bearing liabilities	1,897,428			1,396,225
Total liabilities	6,278,907			5,640,488
Shareholders' equity	795,705			768,929
Total liabilities and shareholders' equity	$7,074,612			$6,409,417
Net interest income(a)		$55,977			$56,784
Interest rate spread(a)			3.20%			3.57%
Net interest margin(a)			3.50%			3.92%
Cost of total deposits			0.65%			0.94%
Average interest-earning assets to average interest-bearing liabilities			147.0%			137.4%
Tax-equivalent adjustment		$640			$535
Loans HFI yield components:
Contractual interest rate(a)(c)		$54,233	4.57%		$57,382	5.14%
Origination and other loan fee income(c)		2,823	0.24%		2,589	0.23%
Accretion on purchased loans		976	0.08%		1,578	0.14%
Nonaccrual interest		169	0.01%		268	0.02%
Total loans HFI yield		$58,201	4.90%		$61,817	5.53%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) prospectively from Q1 2020 for loans held for sale and investments carried at fair value.
(c) Includes $596 of loan contractual interest and $624 of loan fees related to PPP loans for the three months ended June 30, 2020.
(d) Includes $234,304 of average PPP loan balances in Q2 2020.

FB Financial Corporation	8

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	Three Months Ended			Three Months Ended			Three Months Ended
	December 31, 2019			September 30, 2019			June 30, 2019
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)	$4,384,180	$64,053	5.80%	$4,306,725	$65,241	6.01%	$4,177,701	$63,262	6.07%
Loans held for sale	257,833	2,095	3.22%	262,896	2,448	3.69%	281,252	3,070	4.38%
Securities:
Taxable	505,299	2,969	2.33%	508,924	3,137	2.45%	532,500	3,548	2.67%
Tax-exempt(a)	181,922	1,794	3.91%	153,633	1,588	4.10%	146,282	1,569	4.30%
Total securities(a)	687,221	4,763	2.75%	662,557	4,725	2.83%	678,782	5,117	3.02%
Federal funds sold	69,749	301	1.71%	24,388	166	2.70%	12,219	88	2.89%
Interest-bearing deposits with other financial institutions	185,319	790	1.69%	176,708	950	2.13%	81,540	465	2.29%
FHLB stock	15,976	161	4.00%	15,976	176	4.37%	15,165	182	4.81%
Total interest-earning assets(a)	5,600,278	72,163	5.11%	5,449,250	73,706	5.37%	5,246,659	72,184	5.52%
Noninterest-earning assets:
Cash and due from banks	49,318			51,433			54,659
Allowance for credit losses	(31,631)			(30,484)			(30,092)
Other assets	539,966			518,373			500,145
Total noninterest-earning assets	557,653			539,322			524,712
Total assets	$6,157,931			$5,988,572			$5,771,371
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$981,572	$2,068	0.84%	$971,686	$2,338	0.95%	$968,081	$2,295	0.95%
Money market	1,320,268	4,309	1.29%	1,260,555	4,607	1.45%	1,221,450	4,508	1.48%
Savings deposits	210,550	79	0.15%	207,221	78	0.15%	203,602	76	0.15%
Customer time deposits	1,175,467	6,133	2.07%	1,184,737	6,362	2.13%	1,185,451	6,299	2.13%
Brokered and internet time deposits	23,219	114	1.95%	28,273	137	1.92%	56,242	310	2.21%
Time deposits	1,198,686	6,247	2.07%	1,213,010	6,499	2.13%	1,241,693	6,609	2.13%
Total interest-bearing deposits	3,711,076	12,703	1.36%	3,652,472	13,522	1.47%	3,634,826	13,488	1.49%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	27,610	59	0.85%	30,585	80	1.04%	31,905	117	1.47%
Federal Home Loan Bank advances	250,000	788	1.25%	248,315	918	1.47%	131,726	664	2.02%
Subordinated debt	30,930	401	5.14%	30,930	417	5.35%	30,930	427	5.54%
Total other interest-bearing liabilities	308,540	1,248	1.60%	309,830	1,415	1.81%	194,561	1,208	2.49%
Total interest-bearing liabilities	4,019,616	13,951	1.38%	3,962,302	14,937	1.50%	3,829,387	14,696	1.54%
Noninterest-bearing liabilities:
Demand deposits	1,253,311			1,180,685			1,128,311
Other liabilities	123,055			113,884			105,116
Total noninterest-bearing liabilities	1,376,366			1,294,569			1,233,427
Total liabilities	5,395,982			5,256,871			5,062,814
Shareholders' equity	761,949			731,701			708,557
Total liabilities and shareholders' equity	$6,157,931			$5,988,572			$5,771,371
Net interest income(a)		$58,212			$58,769			$57,488
Interest rate spread(a)			3.74%			3.87%			3.98%
Net interest margin(a)			4.12%			4.28%			4.39%
Cost of total deposits			1.02%			1.11%			1.14%
Average interest-earning assets to average interest-bearing liabilities			139.3%			137.5%			137.0%
Tax-equivalent adjustment		$520			$464			$465
Loans HFI yield components:
Contractual interest rate(a)		$58,219	5.27%		$59,645	5.50%		$58,028	5.57%
Origination and other loan fee income		2,863	0.26%		3,293	0.30%		2,981	0.29%
Accretion on purchased loans		2,526	0.23%		2,102	0.19%		2,097	0.20%
Nonaccrual interest		439	0.04%		201	0.02%		156	0.01%
Syndication fee income		6	—%		—	—%		—	—%
Total loans HFI yield		$64,053	5.80%		$65,241	6.01%		$63,262	6.07%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.

FB Financial Corporation	9

Average Balance, Average Yield Earned and Average Rate Paid (continued)
For the Six Months Ended
(Unaudited)
(In Thousands, Except %)

	June 30, 2020			June 30, 2019
	Average balances	Interest income/ expense	Average yield/ rate	Average balances	Interest income/ expense	Average yield/ rate
Interest-earning assets:
Loans HFI(a)(d)	$4,631,577	$120,018	5.21%	$3,950,483	$121,399	6.20%
Loans held for sale(b)	286,129	4,937	3.47%	248,919	5,423	4.39%
Securities:(b)
Taxable	503,493	5,675	2.27%	525,541	7,117	2.73%
Tax-exempt(a)	216,496	4,089	3.80%	142,627	3,116	4.41%
Total securities(a)	719,989	9,764	2.73%	668,168	10,233	3.09%
Federal funds sold	78,785	255	0.65%	15,289	211	2.78%
Interest-bearing deposits with other financial institutions	398,330	1,276	0.64%	78,433	911	2.34%
FHLB stock	16,539	206	2.50%	14,303	385	5.43%
Total interest-earning assets(a)	6,131,349	136,456	4.48%	4,975,595	138,562	5.62%
Noninterest-earning assets:
Cash and due from banks	61,303			52,451
Allowance for loan losses	(77,128)			(29,816)
Other assets	622,499			476,265
Total noninterest-earning assets	606,674			498,900
Total assets	$6,738,023			$5,474,495
Interest-bearing liabilities:
Interest-bearing deposits:
Interest-bearing checking	$1,116,633	$3,896	0.70%	$923,372	$4,349	0.95%
Money market	1,400,394	6,150	0.88%	1,147,720	8,464	1.49%
Savings deposits	236,475	120	0.10%	190,029	144	0.15%
Customer time deposits	1,200,080	11,135	1.87%	1,120,897	11,608	2.09%
Brokered and internet time deposits	18,600	176	1.90%	73,907	778	2.12%
Time deposits	1,218,680	11,311	1.87%	1,194,804	12,386	2.09%
Total interest-bearing deposits	3,972,182	21,477	1.09%	3,455,925	25,343	1.48%
Other interest-bearing liabilities:
Securities sold under agreements to repurchase and federal funds purchased	29,641	107	0.73%	23,658	152	1.30%
Federal Home Loan Bank advances	250,000	1,119	0.90%	124,839	1,298	2.10%
Subordinated debt	30,930	820	5.33%	30,930	820	5.35%
Other borrowings	11,374	172	3.04%	—	—	—%
Total other interest-bearing liabilities	321,945	2,218	1.39%	179,427	2,270	2.55%
Total interest-bearing liabilities	4,294,127	23,695	1.11%	3,635,352	27,613	1.53%
Noninterest-bearing liabilities:
Demand deposits	1,520,954			1,042,211
Other liabilities	140,467			100,311
Total noninterest-bearing liabilities	1,661,421			1,142,522
Total liabilities	5,955,548			4,777,874
Shareholders' equity	782,475			696,621
Total liabilities and shareholders' equity	$6,738,023			$5,474,495
Net interest income(a)		$112,761			$110,949
Interest rate spread(a)			3.37%			4.09%
Net interest margin(a)			3.70%			4.50%
Cost of total deposits			0.79%			1.14%
Average interest-earning assets to average interest- bearing liabilities			142.8%			136.9%
Tax equivalent adjustment		$1,175			$910
Loans HFI yield components:
Contractual interest rate(a)(c)		$111,615	4.85%		$110,205	5.63%
Origination and other loan fee income(c)		5,412	0.23%		6,821	0.35%
Accretion on purchased loans		2,554	0.11%		3,928	0.20%
Nonaccrual interest		437	0.02%		245	0.01%
Syndication fee income		—	—%		200	0.01%
Total loans HFI yield		$120,018	5.21%		$121,399	6.20%
(a) Includes tax equivalent adjustment using combined marginal tax rate of 26.06%.
(b) Excludes the average balance for unrealized gains (losses) prospectively from Q1 2020 for loans held for sale and investments carried at fair value.
(c) Includes $596 of loan contractual interest and $624 of loan fees related to PPP loans for the six months ended June 30, 2020.
(d) Includes $117,152 of average PPP loan balances during the six months ended June 30, 2020.

FB Financial Corporation	10

Loans and Deposits by Market
For the Quarters Ended
(Unaudited)
(In Thousands)

	2020		2019
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Loans by market
Metropolitan(a)	$3,387,279	$3,217,598	$3,061,183	$3,011,118	$2,970,794
Community	875,347	820,180	817,380	802,923	803,306
Specialty lending and other	564,397	530,260	531,079	531,303	515,416
Total	$4,827,023	$4,568,038	$4,409,642	$4,345,344	$4,289,516
Deposits by market
Metropolitan(a)	$3,651,146	$3,272,740	$2,963,524	$2,869,049	$2,794,977
Community	1,915,996	1,731,050	1,642,949	1,620,153	1,612,885
Mortgage and other(b)	385,659	373,142	328,465	432,561	434,964
Total	$5,952,801	$5,376,932	$4,934,938	$4,921,763	$4,842,826
(a) Includes loans and deposits acquired from Farmers National Bank of Scottsville.
(b) Includes deposits related to escrow balances from mortgage servicing portfolio and wholesale/other deposits.

FB Financial Corporation	11

Segment Data
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2020		2019
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Banking segment
Net interest income	$55,350	$56,233	$57,776	$58,350	$56,979
Provisions for credit losses	25,921	29,565	2,950	1,831	881
Mortgage banking income retail footprint	16,940	10,651	9,899	10,693	5,451
Other noninterest income	9,323	9,955	9,058	8,952	8,453
Other noninterest mortgage banking expenses	11,542	7,175	8,126	8,087	4,172
Merger expense	1,586	3,050	686	295	3,783
Other noninterest expense	40,454	40,767	38,918	38,755	37,500
Pre-tax income (loss) after allocations	$2,110	$(3,718)	$26,053	$29,027	$24,547
Total assets	$6,751,881	$6,211,640	$5,795,888	$5,730,492	$5,552,893
Intracompany funding income included in net interest income	3,335	2,375	2,460	2,875	3,290
Core efficiency ratio*	63.2%	61.8%	61.1%	59.6%	58.5%
Mortgage segment
Net interest income	$(13)	$16	$(84)	$(45)	$44
Noninterest income	55,228	22,094	16,277	18,500	19,075
Mortgage restructuring expense	—	—	—	112	829
Noninterest expense	26,997	17,567	14,956	15,686	17,835
Direct contribution	$28,218	$4,543	$1,237	$2,657	$455
Total assets	$503,655	$444,047	$329,033	$358,403	$387,509
Intracompany funding expense included in net interest income	3,335	2,375	2,460	2,875	3,290
Core efficiency ratio*	48.9%	79.5%	92.4%	85.0%	93.3%
Interest rate lock commitments volume during the period
Consumer direct	$1,480,878	$1,314,625	$679,096	$973,142	$805,970
Retail	758,228	779,155	402,490	503,861	407,007
Wholesale	—	—	—	159,263	607,373
Total	$2,239,106	$2,093,780	$1,081,586	$1,636,266	$1,820,350
Interest rate lock commitments pipeline (period end)
Consumer direct	$848,732	$653,593	$348,389	$519,698	$397,150
Retail	357,200	430,940	104,809	159,826	135,655
Wholesale	—	—	—	—	75,925
Total	$1,205,932	$1,084,533	$453,198	$679,524	$608,730
Mortgage sales
Consumer direct	$962,417	$684,209	$718,624	$588,535	$428,886
Retail	220,436	158,224	120,487	94,735	81,849
Retail footprint	412,560	199,043	266,328	256,060	205,698
Wholesale	—	—	652	284,655	542,229
Total	$1,595,413	$1,041,476	$1,106,091	$1,223,985	$1,258,662
Gains and fees from origination and sale of mortgage loans held for sale	$45,515	$30,390	$31,807	$28,020	$20,976
Net change in fair value of loans held for sale, derivatives, and other	34,778	3,205	(4,328)	2,304	3,298
Mortgage servicing income	5,113	5,018	4,914	3,960	4,052
Change in fair value of mortgage servicing rights, net of hedging	(13,238)	(5,868)	(6,217)	(5,091)	(3,800)
Total mortgage banking income	$72,168	$32,745	$26,176	$29,193	$24,526
Mortgage sale margin(a)	2.85%	2.92%	2.88%	2.29%	1.67%
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliaiton and Use of non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures for a reconciliation and discussion of this non-GAAP measure.
(a) Calculated by dividing gains and fees from origination and sale of mortgage loans held for sale by total mortgage sales.

FB Financial Corporation	12

Loan Portfolio and Asset Quality
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)
	2020				2019
	Second Quarter	% of Total	First Quarter	% of Total	Fourth Quarter	% of Total	Third Quarter	% of Total	Second Quarter	% of Total
Loan portfolio
Commercial and Industrial (a)	$1,289,646	27%	$1,020,484	23%	$1,034,036	23%	$997,921	23%	$989,288	23%
Construction	553,619	12%	599,479	13%	551,101	13%	537,784	12%	525,954	12%
Residential real estate:
1-to-4 family mortgage	741,936	15%	743,336	16%	710,454	16%	710,077	17%	688,984	16%
Residential line of credit	236,974	5%	246,527	5%	221,530	5%	215,493	5%	218,006	5%
Multi-family mortgage	115,149	2%	94,638	2%	69,429	2%	80,352	2%	82,945	2%
Commercial real estate:
Owner occupied	683,245	14%	686,543	15%	630,270	14%	620,635	14%	602,723	14%
Non-owner occupied	923,192	19%	910,822	20%	920,744	21%	914,502	21%	922,150	22%
Consumer and other	283,262	6%	266,209	6%	272,078	6%	268,580	6%	259,466	6%
Total loans HFI	$4,827,023	100%	$4,568,038	100%	$4,409,642	100%	$4,345,344	100%	$4,289,516	100%
Allowance for credit losses rollforward summary
Allowance for credit losses at the beginning of the period	$89,141		$31,139		$31,464		$30,138		$29,814
Impact of adopting ASC 326 (CECL) on non-purchased credit deteriorated loans	—		30,888		—		—		—
Impact of adopting ASC 326 (CECL) on purchased credit deteriorated loans	—		558		—		—		—
Charge-offs	(1,165)		(2,411)		(3,594)		(717)		(770)
Recoveries	1,114		334		319		212		213
Provision for credit losses	24,039		27,964		2,950		1,831		881
Initial allowance on acquired loans with credit deterioration	—		669		—		—		—
Allowance for credit losses at the end of the period	$113,129		$89,141		$31,139		$31,464		$30,138
Allowance for credit losses as a percentage of total loans HFI	2.34%		1.95%		0.71%		0.72%		0.70%
Adjusted allowance for credit losses as a percentage of loans HFI*	2.51%		1.95%		0.71%		0.72%		0.70%
Allowance for credit losses on unfunded commitments	$6,500		$4,618		$—		$—		$—
Charge-offs
Commercial and Industrial	$(147)		$(1,234)		$(2,669)		$(3)		$(79)
Construction	(18)		—		—		—		—
Residential real estate:
1-to-4 family mortgage	(123)		(242)		(138)		—		(1)
Residential line of credit	(21)		—		(4)		(170)		(103)
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	—		(209)		—		—		—
Non-owner occupied	(545)		—		—		(12)		—
Consumer and other	(311)		(726)		(783)		(532)		(587)
Total charge-offs	(1,165)		(2,411)		(3,594)		(717)		(770)
Recoveries
Commercial and Industrial	807		88		70		16		38
Construction	151		—		3		1		6
Residential real estate:
1-to-4 family mortgage	26		24		17		25		24
Residential line of credit	24		15		17		75		21
Multi-family mortgage	—		—		—		—		—
Commercial real estate:
Owner occupied	3		14		13		3		5
Non-owner occupied	—		—		—		—		—
Consumer and other	103		193		199		92		119
Total recoveries	1,114		334		319		212		213
Net charge-offs	$(51)		$(2,077)		$(3,275)		$(505)		$(557)
Net charge-offs as a percentage of average total loans	0.00%		0.19%		0.30%		0.05%		0.05%
Loans classified as substandard	$88,416		$74,237		$80,346		$78,881		$68,828

FB Financial Corporation	13

Loan Portfolio and Asset Quality (continued)
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2020		2019
	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Nonperforming assets(b)(c)
Past due 90 days or more and accruing interest	$6,412	$6,459	$5,543	$2,452	$2,100
Nonaccrual	28,413	24,547	21,062	17,911	16,135
Total nonperforming loans held for investment	34,825	31,006	26,605	20,363	18,235
Loans held for sale	—	—	—	—	—
Other real estate owned:
Foreclosed	7,340	9,332	9,983	8,771	7,830
Excess land and facilities	7,751	7,740	8,956	7,305	7,691
Other assets	1,306	1,188	1,580	1,519	1,499
Total nonperforming assets	$51,222	$49,266	$47,124	$37,958	$35,255
Total nonperforming loans as a percentage of loans held for investment	0.72%	0.68%	0.60%	0.47%	0.43%
Total nonperforming assets as a percentage of total assets	0.71%	0.74%	0.77%	0.62%	0.59%
Total accruing loans over 90 days delinquent as a percentage of total assets	0.09%	0.10%	0.09%	0.04%	0.04%
Loans restructured as troubled debt restructurings	$13,277	$11,566	$12,206	$11,460	$8,714
Troubled debt restructurings as a percentage of loans held for investment	0.28%	0.25%	0.28%	0.26%	0.20%
(a) Includes PPP loan balances of $314,678 as of June 30, 2020.
(b) Upon adoption of CECL on January 1, 2020, purchase credit deteriorated loans are included in nonperforming assets on a prospective basis.
(c) Nonperforming assets includes guaranteed repurchased loans previously sold of $4.2 million, $3.1 million, $2.7 million, $2.6 million, and $1.5 million for the quarters ended June 30, 2020, March 31, 2020, December 31, 2019, September 30, 2019, and June 30, 2019, respectively.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliation and Use of non-GAAP Financial Measures" and the corresponding financial tables below for reconciliations of these non-GAAP measures. Investors are encouraged to refer to the discussion of non-GAAP measures included in the corresponding earnings release.

FB Financial Corporation	14

Preliminary Capital Ratios
(Unaudited)
(In Thousands, Except %)

Computation of Tangible Common Equity to Tangible Assets:	June 30, 2020	December 31, 2019

Total Equity	$805,216	$762,329
Less:
Goodwill	175,441	169,051
Other intangibles	17,671	17,589
Tangible Common Equity	$612,104	$575,689

Total Assets	$7,255,536	$6,124,921
Less:
Goodwill	175,441	169,051
Other intangibles	17,671	17,589
Tangible Assets	$7,062,424	$5,938,281

Preliminary Total Risk-Weighted Assets	$5,592,771	$5,172,450

Total Common Equity to Total Assets	11.1%	12.4%
Tangible Common Equity to Tangible Assets*	8.7%	9.7%

	June 30, 2020	December 31, 2019
Preliminary Regulatory Capital(a):
Common Equity Tier 1 Capital	$636,090	$572,410
Tier 1 Capital	666,090	602,410
Total Capital	735,555	633,549

Preliminary Regulatory Capital Ratios:
Common Equity Tier 1	11.4%	11.1%
Tier 1 Risk-Based	11.9%	11.6%
Total Risk-Based	13.2%	12.2%
Tier 1 Leverage	9.7%	10.1%
(a) Reflects CECL transition relief of $37.8 million add-back and $43.7 million disallowed from add-back to Tier 2 capital.
*These measures are considered non-GAAP financial measures. See "GAAP Reconciliaiton and Use of non-GAAP financial measures" and the corresponding financial tables below for a reconciliation and discussion of these non-GAAP measures.

FB Financial Corporation	15

Investment Portfolio
For the Quarters Ended
(Unaudited)
(In Thousands, Except %)

	2020				2019
Securities (at fair value)	Second Quarter		First Quarter		Fourth Quarter		Third Quarter		Second Quarter
Available-for-sale debt securities
U.S. government agency securities	$3,024	—%	$3,037	—%	$—	—%	$999	—%	$996	—%
Mortgage-backed securities - residential	454,606	61%	499,658	65%	490,676	71%	485,300	72%	517,505	77%
Municipals, tax exempt	266,052	35%	235,677	31%	189,235	27%	173,785	26%	149,305	22%
Treasury securities	22,771	3%	24,860	3%	7,448	1%	7,432	1%	7,409	1%
Corporate securities	985	—%	985	—%	1,022	—%	1,015	—%	—	—%
Total available-for-sale debt securities	747,438	99%	764,217	99%	688,381	99%	668,531	99%	675,215	100%
Equity securities	4,329	1%	3,358	1%	3,295	1%	3,250	1%	3,242	—%
Total securities	$751,767	100%	$767,575	100%	$691,676	100%	$671,781	100%	$678,457	100%
Securities to total assets	10.4%		11.5%		11.3%		11.0%		11.4%
Unrealized gain on available-for -sale debt securities	$29,683		$28,045		$11,676		$12,436		$7,303

FB Financial Corporation	16

Non-GAAP Reconciliation
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020		2019
Adjusted earnings	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Pre-tax net income	$30,328	$825	$27,290	$31,684	$25,002
Plus merger and mortgage restructuring expenses	1,586	3,050	686	407	4,612
Plus initial provision for credit losses on acquired loans	—	2,885	—	—	—
Adjusted pre-tax earnings	31,914	6,760	27,976	32,091	29,614
Income tax expense, adjusted	7,828	1,464	5,897	7,824	7,516
Adjusted earnings	$24,086	$5,296	$22,079	$24,267	$22,098
Weighted average common shares outstanding - fully diluted	32,506,417	31,734,112	31,470,565	31,425,573	31,378,018
Adjusted diluted earnings per share
Diluted earnings per common share	$0.70	$0.02	$0.68	$0.76	$0.59
Plus merger and mortgage restructuring expenses	0.05	0.10	0.02	0.01	0.15
Plus initial provision for credit losses on acquired loans	—	0.09	—	—	—
Less tax effect	0.01	0.04	—	—	0.04
Adjusted diluted earnings per share	$0.74	$0.17	$0.70	$0.77	$0.70

	2020		2019
Adjusted pre-tax pre-provision earnings	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Pre-tax net income	$30,328	$825	$27,290	$31,684	$25,002
Plus provisions for credit losses	25,921	29,565	2,950	1,831	881
Pre-tax pre-provision earnings	56,249	30,390	30,240	33,515	25,883
Plus merger and mortgage restructuring expenses	1,586	3,050	686	407	4,612
Adjusted pre-tax pre-provision earnings	$57,835	$33,440	$30,926	$33,922	$30,495
Weighted average common shares outstanding - fully diluted	32,506,417	31,734,112	31,470,565	31,425,573	31,378,018
Adjusted pre-tax pre-provision diluted earnings per share
Diluted earnings per common share	$0.70	$0.02	$0.68	$0.76	$0.59
Plus income tax expense	0.23	—	0.18	0.25	0.20
Plus provisions for credit losses	0.80	0.93	0.10	0.06	0.03
Pre-tax pre-provision earnings per share	1.73	0.95	0.96	1.07	0.82
Plus merger and mortgage restructuring expenses	0.05	0.10	0.02	0.01	0.15
Adjusted pre-tax pre-provision earnings per share	$1.78	$1.05	$0.98	$1.08	$0.97

FB Financial Corporation	17

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

Adjusted pro forma earnings*	YTD 2020	2019	2018	2017	2016
Pre-tax net income	$31,153	$109,539	$105,854	$73,485	$62,324
Plus merger, conversion, offering, and mortgage restructuring expenses	4,636	7,380	2,265	19,034	3,268
Plus initial provision for credit losses on acquired loans	2,885	—	—	—	—
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	—	(3,539)
Adjusted pre-tax earnings	38,674	116,919	108,119	92,519	69,131
Adjusted pro forma income tax expense	9,292	27,648	26,034	34,749	25,404
Adjusted pro forma earnings	$29,382	$89,271	$82,085	$57,770	$43,727
Weighted average common shares outstanding - fully diluted	32,109,194	31,402,897	31,314,981	28,207,602	19,312,174
Adjusted pro forma diluted earnings per share*
Diluted earnings per common share	$0.74	$2.65	$2.55	$1.86	$2.10
Plus merger, conversion, offering, and mortgage restructuring expenses	0.14	0.24	0.07	0.67	0.17
Plus initial provision for credit losses on acquired loans	0.09	—	—	—	—
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	—	(0.18)
Less tax effect and benefit of enacted tax laws	0.05	0.06	0.01	0.48	0.19
Adjusted pro forma diluted earnings per share	$0.92	$2.83	$2.61	$2.05	$2.26
 *Prior to the IPO in the third quarter of 2016, the Company was an S corporation and did not incur federal income taxes. In conjunction with the IPO, the Company converted to a C corporation. These results are on a pro forma basis to reflect the results of the Company on a C corporation basis and combined effective tax rates of 35.08% for the year ended December 31, 2016.

Adjusted pre-tax pre-provision earnings	YTD 2020	2019	2018	2017	2016
Pre-tax net income	$31,153	$109,539	$105,854	$73,485	$62,324
Plus provisions for credit losses	55,486	7,053	5,398	(950)	(1,479)
Pre-tax pre-provision earnings	86,639	116,592	111,252	72,535	60,845
Plus merger, conversion, offering, and mortgage restructuring expenses	4,636	7,380	2,265	19,034	3,268
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	—	(3,539)
Adjusted pre-tax pre-provision earnings	$91,275	$123,972	$113,517	$91,569	$67,652
Weighted average common shares outstanding - fully diluted	32,109,194	31,402,897	31,314,981	28,207,602	19,312,174
Adjusted pre-tax pre-provision diluted earnings per share
Diluted earnings per common share	$0.74	$2.65	$2.55	$1.86	$2.10
Plus income tax expense	0.23	0.82	0.83	0.75	1.13
Plus provisions for credit losses	1.73	0.23	0.17	(0.03)	(0.08)
Pre-tax pre-provision earnings per share	2.70	3.70	3.55	2.58	3.15
Plus merger, conversion, offering, and mortgage restructuring expenses	0.14	0.24	0.07	0.67	0.17
Less significant (losses) gains on securities, other real estate owned and other items	—	—	—	—	(0.18)
Adjusted pre-tax pre-provision diluted earnings per share	$2.84	$3.94	$3.62	$3.25	$3.50

FB Financial Corporation	18

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020		2019
Core efficiency ratio (tax-equivalent basis)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Total noninterest expense	$80,579	$68,559	$62,686	$62,935	$64,119
Less merger and mortgage restructuring expenses	1,586	3,050	686	407	4,612
Core noninterest expense	$78,993	$65,509	$62,000	$62,528	$59,507
Net interest income (tax-equivalent basis)	$55,977	$56,784	$58,212	$58,769	$57,488
Total noninterest income	81,491	42,700	35,234	38,145	32,979
Less gain (loss) on sales or write-downs of other real estate owned and other assets	32	(277)	277	(82)	94
Less (loss) gain from securities, net	(28)	63	(18)	(20)	52
Core noninterest income	81,487	42,914	34,975	38,247	32,833
Core revenue	$137,464	$99,698	$93,187	$97,016	$90,321
Efficiency ratio (GAAP)(a)	58.9%	69.3%	67.5%	65.3%	71.2%
Core efficiency ratio (tax-equivalent basis)	57.5%	65.7%	66.5%	64.5%	65.9%
(a) Efficiency ratio (GAAP) is calculated by dividing reported noninterest expense by reported total revenue.

	2020		2019
Banking segment core efficiency ratio (tax equivalent)	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Core consolidated noninterest expense	$78,993	$65,509	$62,000	$62,528	$59,507
Less Mortgage segment core noninterest expense	26,997	17,567	14,956	15,686	17,835
Core Banking segment noninterest expense	$51,996	$47,942	$47,044	$46,842	$41,672
Core revenue	$137,464	$99,698	$93,187	$97,016	$90,321
Less Mortgage segment total revenue	55,215	22,110	16,193	18,455	19,119
Core Banking segment total revenue	$82,249	$77,588	$76,994	$78,561	$71,202
Banking segment core efficiency ratio (tax-equivalent basis)	63.2%	61.8%	61.1%	59.6%	58.5%

Mortgage segment core efficiency ratio (tax equivalent)
Mortgage segment noninterest expense	$26,997	$17,567	$14,956	$15,798	$18,664
Less mortgage restructuring expense	—	—	—	112	829
Core Mortgage segment noninterest expense	$26,997	$17,567	$14,956	$15,686	$17,835
Mortgage segment total revenue	$55,215	$22,110	$16,193	$18,455	$19,119
Mortgage segment core efficiency ratio (tax-equivalent basis)	48.9%	79.5%	92.4%	85.0%	93.3%

FB Financial Corporation	19

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020		2019
Adjusted mortgage contribution	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Mortgage segment pre-tax net contribution	$28,218	$4,543	$1,237	$2,657	$455
Retail footprint:
Mortgage banking income	16,940	10,651	9,899	10,693	5,451
Mortgage banking expenses	11,542	7,175	8,126	8,087	4,172
Retail footprint pre-tax net contribution	5,398	3,476	1,773	2,606	1,279
Total mortgage banking pre-tax net contribution	$33,616	$8,019	$3,010	$5,263	$1,734
Plus mortgage restructuring expense	—	—	—	112	829
Total adjusted mortgage banking pre-tax net contribution	$33,616	$8,019	$3,010	$5,375	$2,563
Pre-tax pre-provision earnings	$56,249	$30,390	$30,240	$33,515	$25,883
% total mortgage banking pre-tax pre-provision net contribution	59.8%	26.4%	10.0%	15.7%	6.70%
Adjusted pre-tax pre-provision earnings	$57,835	$33,440	$30,926	$33,922	$30,495
% total adjusted mortgage banking pre-tax pre-provision net contribution	58.1%	24.0%	9.73%	15.8%	8.40%

	2020		2019
Tangible assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Tangible assets
Total assets	$7,255,536	$6,655,687	$6,124,921	$6,088,895	$5,940,402
Less goodwill	175,441	174,859	169,051	168,486	168,486
Less intangibles, net	17,671	18,876	17,589	18,748	19,945
Tangible assets	$7,062,424	$6,461,952	$5,938,281	$5,901,661	$5,751,971
Tangible common equity
Total shareholders' equity	$805,216	$782,330	$762,329	$744,835	$718,759
Less goodwill	175,441	174,859	169,051	168,486	168,486
Less intangibles, net	17,671	18,876	17,589	18,748	19,945
Tangible common equity	$612,104	$588,595	$575,689	$557,601	$530,328
Common shares outstanding	32,101,108	32,067,356	31,034,315	30,927,664	30,865,636
Book value per common share	$25.08	$24.40	$24.56	$24.08	$23.29
Tangible book value per common share	$19.07	$18.35	$18.55	$18.03	$17.18
Total shareholders' equity to total assets	11.1%	11.8%	12.4%	12.2%	12.1%
Tangible common equity to tangible assets	8.67%	9.11%	9.69%	9.45%	9.22%

	2020		2019
Return on average tangible common equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Total average shareholders' equity	$795,705	$768,929	$761,949	$731,701	$708,557
Less average goodwill	175,150	171,532	168,492	168,486	167,781
Less average intangibles, net	18,209	18,152	18,242	19,523	20,214
Average tangible common equity	$602,346	$579,245	$575,215	$543,692	$520,562
Net income	$22,873	$745	$21,572	$23,966	$18,688
Return on average tangible common equity	15.3%	0.52%	14.9%	17.5%	14.4%

FB Financial Corporation	20

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020		2019
Adjusted return on average tangible common equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Average tangible common equity	$602,346	$579,245	$575,215	$543,692	$520,562
Adjusted net income	24,086	5,296	22,079	24,267	22,098
Adjusted return on average tangible common equity	16.1%	3.68%	15.2%	17.7%	17.0%

	2020		2019
Adjusted pre-tax pre-provision return on average tangible common equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Average tangible common equity	$602,346	$579,245	$575,215	$543,692	$520,562
Adjusted pre-tax pre-provision earnings	57,835	33,440	30,926	33,922	30,495
Adjusted pre-tax pre-provision return on average tangible common equity	38.6%	23.2%	21.3%	24.8%	23.5%

Pro forma return on average tangible common equity	YTD 2020	2019	2018	2017	2016
Total average shareholders' equity	$782,475	$723,494	$629,922	$466,219	$276,587
Less average goodwill	173,294	160,587	137,190	84,997	46,867
Less average intangibles, net	18,223	17,236	12,815	8,047	5,353
Average tangible common equity	$590,958	$545,671	$479,917	$373,175	$224,367
Pro forma net income	$23,618	$83,814	$80,236	$52,398	$39,422
Pro forma return on average tangible common equity	8.04%	15.4%	16.7%	14.0%	17.6%

Adjusted pro forma return on average tangible common equity	YTD 2020	2019	2018	2017	2016
Average tangible common equity	$590,958	$545,671	$479,917	$373,175	$224,367
Adjusted pro forma net income	29,382	89,271	82,085	57,770	43,727
Adjusted pro forma return on average tangible common equity	10.0%	16.4%	17.1%	15.5%	19.5%

Adjusted pre-tax pre-provision return on average tangible common equity	YTD 2020	2019	2018	2017	2016
Average tangible common equity	$590,958	$545,671	$479,917	$373,175	$224,367
Adjusted pre-tax pre-provision earnings	91,275	123,972	113,517	91,569	67,652
Adjusted pre-tax pre-provision return on average tangible common equity	31.1%	22.7%	23.7%	24.5%	30.2%

	2020		2019
Adjusted return on average assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Net income	$22,873	$745	$21,572	$23,966	$18,688
Average assets	7,074,612	6,409,417	6,157,931	5,988,572	5,771,371
Average equity	795,705	768,929	761,949	731,701	708,557
Return on average assets	1.30%	0.05%	1.39%	1.59%	1.30%
Return on average equity	11.6%	0.39%	11.2%	13.0%	10.6%
Adjusted net income	$24,086	$5,296	$22,079	$24,267	$22,098
Adjusted return on average assets	1.37%	0.33%	1.42%	1.61%	1.54%
Adjusted return on average equity	12.2%	2.77%	11.5%	13.2%	12.5%

FB Financial Corporation	21

Non-GAAP Reconciliation (continued)
For the Periods Ended
(Unaudited)
(In Thousands, Except Share Data and %)

	2020		2019
Adjusted pre-tax pre-provision return on average assets and equity	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Net income	$22,873	$745	$21,572	$23,966	$18,688
Average assets	7,074,612	6,409,417	6,157,931	5,988,572	5,771,371
Average equity	795,705	768,929	761,949	731,701	708,557
Return on average assets	1.30%	0.05%	1.39%	1.59%	1.30%
Return on average equity	11.6%	0.39%	11.2%	13.0%	10.6%
Adjusted pre-tax pre-provision earnings	$57,835	$33,440	$30,926	$33,922	$30,495
Adjusted pre-tax pre-provision return on average assets	3.29%	2.10%	1.99%	2.25%	2.12%
Adjusted pre-tax pre-provision return on average equity	29.2%	17.5%	16.1%	18.4%	17.3%

Adjusted pro forma return on average assets and equity	YTD 2020	2019	2018	2017	2016
Pro forma net income	$23,618	$83,814	$80,236	$52,398	$39,422
Average assets	6,738,023	5,777,672	4,844,865	3,811,158	3,001,275
Average equity	782,475	723,494	629,922	466,219	276,587
Pro forma return on average assets	0.70%	1.45%	1.66%	1.37%	1.31%
Pro forma return on average equity	6.07%	11.6%	12.7%	11.2%	14.3%
Adjusted pro forma net income	$29,382	$89,271	$82,085	$57,770	$43,727
Adjusted pro forma return on average assets	0.88%	1.55%	1.69%	1.52%	1.46%
Adjusted pro forma return on average equity	7.55%	12.3%	13.0%	12.4%	15.8%

Adjusted pre-tax pre-provision return on average assets and equity	YTD 2020	2019	2018	2017	2016
Pro forma net income	$23,618	$83,814	$80,236	$52,398	$39,422
Average assets	6,738,023	5,777,672	4,844,865	3,811,158	3,001,275
Average equity	782,475	723,494	629,922	466,219	276,587
Pro forma return on average assets	0.70%	1.45%	1.66%	1.37%	1.31%
Pro forma return on average equity	6.07%	11.6%	12.7%	11.2%	14.3%
Adjusted pre-tax pre-provision earnings	$91,275	$123,972	$113,517	$91,569	$67,652
Adjusted pre-tax pre-provision return on average assets	2.72%	2.15%	2.34%	2.40%	2.25%
Adjusted pre-tax pre-provision return on average equity	23.5%	17.1%	18.0%	19.6%	24.5%

	2020		2019
Adjusted allowance for credit losses to loans held for investment	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Second Quarter
Allowance for credit losses	$113,129	$89,141	$31,139	$31,464	$30,138
Less allowance for credit losses attributed to PPP loans	51	—	—	—	—
Adjusted allowance for credit losses	$113,078	$89,141	$31,139	$31,464	$30,138
Loans held for investment	4,827,023	4,568,038	4,409,642	4,345,344	4,289,516
Less PPP loans	314,678	—	—	—	—
Adjusted loans held for investment	$4,512,345	$4,568,038	$4,409,642	$4,345,344	$4,289,516
Allowance for credit losses to loans held for investment	2.34%	1.95%	0.71%	0.72%	0.70%
Adjusted allowance for credit losses to loans held for investment	2.51%	1.95%	0.71%	0.72%	0.70%

FB Financial Corporation	22